Exhibit 10.1

FORM OF AFFILIATE AGREEMENT

THIS AFFILIATE AGREEMENT (the “Agreement”), dated as of October 4, 2018, is by and among UNION BANKSHARES CORPORATION, a Virginia corporation (“UBSH”), ACCESS NATIONAL CORPORATION, a Virginia corporation (“ANCX”), and the undersigned shareholder of ANCX (the “Shareholder”). All terms used herein and not defined herein shall have the meanings assigned thereto in the Merger Agreement (defined below).

WHEREAS, the Boards of Directors of UBSH and ANCX have approved a business combination of their companies through the merger (the “Merger”) of ANCX with and into UBSH pursuant to the terms and conditions of an Agreement and Plan of Reorganization, dated as of October 4, 2018, between UBSH and ANCX, and a related Plan of Merger (together referred to herein as the “Merger Agreement”);

WHEREAS, the Shareholder is the beneficial or registered owner of the number of shares of common stock, par value $0.835 per share, of ANCX (“ANCX Common Stock”) set forth opposite the Shareholder’s name on Schedule A hereto (such shares, together with any shares of ANCX Common Stock or other capital stock of ANCX and any securities convertible into or exchangeable for shares of ANCX Common Stock or other capital stock of ANCX, in each case that is subsequently acquired by the Shareholder during the term of this Agreement, are referred to herein as the “Shares;” provided, that the term “Shares” shall not include (i) any securities beneficially owned by the Shareholder as a trustee or fiduciary, and this Agreement is not in any way intended to affect the exercise by the Shareholder of his or her fiduciary responsibility in respect of any such securities and (ii) Shares solely held by the Shareholder’s spouse or parent that are deemed beneficially owned by the Shareholder.); and

WHEREAS, as a material inducement to UBSH and ANCX entering into the Merger Agreement, the Shareholder has agreed to enter into and perform this Agreement.

NOW, THEREFORE, in consideration of the covenants, representations, warranties and agreements set forth herein and in the Merger Agreement, and other good and valuable consideration (including the Merger Consideration), the receipt and sufficiency of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       Agreement to Vote.

During the term of this Agreement and at the ANCX Shareholders Meeting or at any other meeting of the shareholders of ANCX, however called, including any adjournment or postponement thereof, and in connection with any written consent of the shareholders of ANCX (collectively, the “ANCX Meeting”), the Shareholder irrevocably and unconditionally agrees that it shall, in each case to the fullest extent that such matters are submitted for the vote or written consent of the Shareholder and that the Shares are entitled to vote thereon or consent thereto:

(a) appear at each ANCX Meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

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(b) to vote (or cause to be voted) or deliver (or cause to be delivered) a written consent covering, all of the Shares, and to cause any holder of record of the Shares to vote all such Shares, in person or by proxy: (i) in favor of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and any actions required in furtherance thereof, at the ANCX Meeting; and (ii) against (A) any Acquisition Proposal, (B) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of ANCX under the Merger Agreement or of the Shareholder under this Agreement and (C) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, frustrate the purposes of, or inhibit the timely consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the fulfillment of UBSH’s or ANCX’s obligations or conditions under the Merger Agreement.

2.       Covenants of Shareholder.

The Shareholder represents, warrants, covenants and/or agrees as follows:

(a)       Ownership. The Shareholder is the beneficial or registered owner of the Shares as set forth opposite the Shareholder’s name on Schedule A hereto, subject to Section 13.1-662H of the Code of Virginia. Except for the Shares, the Shareholder is not the beneficial or registered owner of any other shares of ANCX Common Stock or rights to acquire shares of ANCX Common Stock. The Shareholder has and will have at all times through the Closing Date, voting power (including the right to control such vote as contemplated herein), power of disposition (including the right to control any disposition), power to issue instructions with respect to the matters set forth in Section 1 hereof (including the right to control the making or issuing any such instructions), and power to agree to all of the matters set forth in this Agreement (including the right to cause such agreements), in each case with respect to all of the Shares, subject to Section 13.1-662H of the Code of Virginia. The Shareholder has possession of an outstanding certificate or outstanding certificates representing all of the Shares (other than Shares held at the Depository Trust Company and/or in book-entry form) and such certificate or certificates does or do not contain any legend or restriction inconsistent with the terms of this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby. For purposes of this Agreement, the term “beneficial ownership” shall be interpreted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)       Restrictions on Transfer. During the term of this Agreement, the Shareholder will not (i) sell, pledge, hypothecate, tender, grant a security interest in, transfer or otherwise dispose of or grant or create a Lien in or upon, or gift or place in trust, any of the Shares and will not offer to make such a sale, transfer or other disposition or enter into any agreement, arrangement or understanding (other than a proxy for the purpose of voting the Shareholder’s Shares in accordance with Section 1 hereof) which would during that term (A) restrict, (B) establish a right of first refusal to, or (C) otherwise relate to, the transfer of the Shares (including transfer by testamentary or intestate succession or otherwise by operation of Law) or any right, title or interest in the Shares (including, but not limited to, any right or power to vote to which the Shareholder may be entitled, whether such right or power is granted by proxy or otherwise) or the record of legal or beneficial ownership of the Shares (“Transfer”), (ii) except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, take any action that could restrict or otherwise affect the Shareholder’s legal power, authority and right to vote all of the Shares then beneficially owned by him or her, or otherwise comply with and perform his or her covenants and obligations under this Agreement, or (iii) publicly announce any intention to do any of the foregoing. Any Transfer in violation of this provision shall be void. The Shareholder understands and agrees that if the Shareholder attempts to Transfer, vote or provide any other Person with the authority to vote any of the Shares other than in compliance with this Agreement, ANCX shall not, and the Shareholder hereby unconditionally and irrevocably instructs ANCX to not (i) permit such Transfer on its books and records, (ii) issue a new certificate representing any of the Shares, or (iii) record such vote unless and until the Shareholder shall have complied with the terms of this Agreement.

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(c)       Authority. The Shareholder has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully the Shareholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

(d)       No Breach. None of the execution and delivery of this Agreement nor the performance by the Shareholder of his or her obligations hereunder will result in a violation of, or a Default under, result in the creation of any Liens on the assets of the Shareholder or conflict with, any Law, order, contract, loan and credit arrangements, Liens, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or bound or to which the Shares are subject.

(e)       No Liens. The Shareholder has good and marketable title to the Shares and the Shares and the certificates representing any of the Shares are now, and at all times during the term of this Agreement, will be, held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all pledges, liens (statutory or other), mortgages, security interests, charges, options to purchase, leases, claims, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement) (each, a “Lien”), except for (i) any Liens arising hereunder, and (ii) Liens, if any, which have been disclosed on Schedule B attached hereto.

(f)       Consents and Approvals. The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of his or her obligations under this Agreement and the consummation by him or her of the transactions contemplated hereby will not, require the Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any third party or Governmental Authority. No Consent of Shareholder’s spouse is necessary under any “community property” or other Laws in order for Shareholder to enter into and perform its obligations under this Agreement.

(g)       Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of the Shareholder, threatened against or affecting the Shareholder or any of his or her Affiliates before or by any Governmental Authority that could reasonably be expected to materially impair the ability of the Shareholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

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(h)       No Solicitation. During the term of this Agreement, the Shareholder shall not, nor shall he or she permit any investment banker, attorney or other adviser or representative of the Shareholder to, directly or indirectly, (i) solicit, initiate, encourage (including by providing information or assistance), facilitate or induce any Acquisition Proposal, (ii) engage or participate in any discussions or negotiations regarding, or furnish or cause to be furnished to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any offer or proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (iii) approve, agree to, accept, endorse or recommend any Acquisition Proposal, (iv) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in the Exchange Act) with respect to an Acquisition Proposal or otherwise encourage or assist any party in taking or planning any action that would reasonably be expected to compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (v) initiate a shareholders’ vote or action by consent of ANCX’s shareholders with respect to an Acquisition Proposal, (vi) except by reason of this Agreement, become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of ANCX that takes any action in support of an Acquisition Proposal, or (vii) approve, endorse, recommend, agree to or accept, or propose to approve, endorse, recommend, agree to or accept, any Acquisition Agreement contemplating or otherwise relating to any Acquisition Proposal.

(i)       Statements. The Shareholder shall not make any statement, written or oral, to the effect that he or she does not support the Merger or that other shareholders of ANCX should not support the Merger.

(j)       No Inconsistent Agreements. Except for this Agreement, the Shareholder (a) shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust or any other agreement, arrangement or understanding with respect to the Shares, (b) shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney in contravention of the obligations of the Shareholder under this Agreement with respect to the Shares, (c) will not commit any act that could restrict or affect his or her legal power, authority and right to vote any of the Shares then held of record or beneficially owned by the shareholder or otherwise reasonably be expected to prevent or disable the Shareholder from performing any of his or her obligations under this Agreement, and (d) shall not take any action that would reasonably be expected to make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of impeding, preventing, delaying, interfering with, disabling or adversely affect the performance by, the Shareholder from performing any of his or her obligations under this Agreement.

(k)       Further Assurances. From time to time, at the request of UBSH or ANCX and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement.

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(l)       Disclosure. The Shareholder hereby authorizes UBSH and ANCX to publish and disclose in any announcement or disclosure required by applicable Law and any proxy statement filed in connection with the transactions contemplated by the Merger Agreement the Shareholder’s identity and ownership of the Shares and the nature of the Shareholder’s obligation under this Agreement.

(m)       Reliance by UBSH. The Shareholder understands and acknowledges that UBSH is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations and warranties of Shareholder contained herein.

3.       No Prior Proxies.

The Shareholder represents, warrants and covenants that any prior proxies or voting rights previously given in respect of the Shares are revocable, and that any such proxies or voting rights are hereby irrevocably revoked.

4.       Certain Events.

The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any Person to which legal or beneficial ownership of the Shares shall pass, whether by operation of Law or otherwise, including the Shareholder’s successors or assigns. In the event of any stock split, stock dividend, merger, exchange, reorganization, recapitalization or other change in the capital structure of ANCX affecting the Shares, the number of Shares subject to the terms of this Agreement shall be appropriately adjusted, and this Agreement and the obligations hereunder shall attach to any additional securities of ANCX issued to or acquired by the Shareholder. The Shareholder hereby agrees to notify ANCX and UBSH as promptly as practicable (and in any event within two business days after receipt) in writing of the number of any additional shares of ANCX Common Stock or other securities of ANCX of which the Shareholder acquires legal or beneficial ownership on or after the date hereof.

5.       Capacity; Obligation to Vote.

(a)       With respect to the terms of this Agreement relating to the Shares, this Agreement relates solely to the capacity of the Shareholder as a shareholder or other beneficial owner of the Shares and is not in any way intended to affect or prevent the exercise by the Shareholder of his or her responsibilities as a director or officer of ANCX to the extent permitted by the Merger Agreement or required by Law.

6.       Term; Termination.

The term of this Agreement shall commence on the date hereof. This Agreement shall terminate upon the earlier of (i) the Effective Time of the Merger, or (ii) termination of the Merger Agreement in accordance with Article 7 of the Merger Agreement; provided, that the provisions of Sections 6, 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17 shall survive any termination of this Agreement. Other than as provided for herein, following the termination of this Agreement, there shall be no further liabilities or obligations hereunder on the part of the Shareholder, ANCX or UBSH, or their respective officers or directors, except that nothing in this Section 6 and no termination of this Agreement shall relieve any party hereto from any liability for fraud or breach of this Agreement.

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7.       Stop Transfer Order.

In furtherance of this Agreement, as soon as practicable after the date hereof, the Shareholder shall hereby authorize and instruct ANCX to instruct its transfer agent to enter a stop transfer order with respect to all of Shares for the period from the date hereof through the date this Agreement is terminated in accordance with Section 6 hereof and agrees and that this Agreement places limits on the voting of the Shares subject to the provisions of this Agreement.

8.       Specific Performance.

The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and, accordingly, that . the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties hereto further waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any Law to post of any security or bond as a prerequisite to obtaining equitable relief.

9.       Amendments; Waivers.

This Agreement may not be modified, amended, altered, waived or supplemented except by execution and delivery of a written agreement by the parties hereto. If Section 1 of this Agreement is in conflict with any applicable banking Law, the number of the Shares subject to Section 1 shall automatically be reduced to the minimum extent necessary to avoid such conflict. Such reduction shall be made pro rata among the Shareholder and any other shareholders of ANCX who have executed a voting agreement on the date hereof with substantially similar provisions based on the relative share of the Shares beneficially owned by such shareholders.

10.       Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall in all respects be governed by and construed in accordance with the Laws of the Commonwealth of Virginia without regard to the conflict of Law or choice of Law principles thereof that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction. Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any state or federal court located in the Commonwealth of Virginia, and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 11.

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(b) Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation, directly or indirectly, arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (ii) it understands and has considered the implications of this waiver, (iii) it makes this waiver voluntarily, and (iv) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.

11.       Notices.

All notices, requests or other communications under this Agreement must be in writing and shall be deemed given (i) when personally delivered, facsimiled transferred (with confirmation) or delivered by email (with confirmation), or (ii) on the third business day after being mailed by registered or certified mail (return receipt requested) as follows: (A) with respect to ANCX or UBSH, the applicable address set forth in Section 8.4 of the Merger Agreement, and (B) with respect to the Shareholder, at the address for the Shareholder on Schedule A.

12.       Benefit of Agreement; Assignment.

(a)       Neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other party. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

(b)       The parties hereto agree and designate Access National Bank and Union Bank as third-party beneficiaries of this Agreement, with Access National Bank and Union Bank each having the right to enforce the terms hereof. Except as specifically provided in this Section 12, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any Person, other than the parties hereto or their respective successors, any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the Knowledge of any of the parties hereto. Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Notwithstanding any other provision hereof to the contrary, no consent, approval or agreement of any third party beneficiary will be required to amend, modify to waive any provision of this Agreement.

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13.       Counterparts; Facsimile Signature.

This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same agreement. This Agreement and any signed agreement or instrument entered into in connection with this Agreement may be executed by facsimile signature or other electronic transmission signature and such signature shall constitute an original for all purposes. No party to any such agreement or instrument shall raise the use of facsimile machine or email delivery of a “.pdf.” format data file to deliver a signature to any such agreement or instrument or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party forever waives any such defense.

14.       Severability.

In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. Further, the parties agree that a court of competent jurisdiction may reform any provision of this Agreement held invalid or unenforceable so as to reflect the intended agreement of the parties hereto.

15.       No Ownership Interest.

Nothing contained in this Agreement shall be deemed to vest in UBSH or ANCX any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Shareholder, and UBSH or ANCX shall not have any authority to direct the Shareholder in the voting or disposition of any of the Shares, except as otherwise provided herein.

16.       Entire Agreement.

This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereunder and thereunder and supersedes all prior arrangements or understandings, with respect thereto, written and oral.

17.       Interpretation.

Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. No party to this Agreement shall be considered the draftsman. The parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all parties and their attorneys and, unless otherwise defined herein, the words used shall be construed and interpreted according to their ordinary meaning so as fairly to accomplish the purposes and intentions of all parties hereto. Section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[Signatures on following page]

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IN WITNESS WHEREOF, Union Bankshares Corporation, Access National Corporation and the Shareholder have caused this Agreement to be duly executed as of the date and year first above written.

UNION BANKSHARES CORPORATION

By:
Name:
Title:

ACCESS NATIONAL CORPORATION

By:
Name:
Title:

SHAREHOLDER

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SCHEDULE A

Number of Shares and Notice Information

Name	Shares

Address for notice:

Name:

Street:

City, State:

ZIP Code:

Telephone:

Fax:

Email:

SCHEDULE B

Liens

[None]